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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AEGEAN SEA INC.
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             (Exact name of Registrant as specified in its charter)

        DELAWARE                                       91-2032368
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(State of incorporation                         (IRS Employer I.D. No.)
   or organization)

4991 CORPORATE DRIVE, HUNTSVILLE, ALABAMA                             35805
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(Address of principal executive offices)                           (Zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
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If this form relates to the registration of a class of securities pursuant to
     Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
     Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates (if applicable): 333-33768

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated by reference to "Description of Capital Stock" contained in the joint proxy statement/prospectus, dated March 31, 2000, included as part of the Registrant's registration statement on Form S-4 (File No. 333-33768).

ITEM 2. EXHIBITS.

     The following exhibits are filed as a part of this registration statement:

     --------------------------------------------------------------------------------------
     2.1+  Agreement and Plan of Reorganization by and among Apex Inc., Cybex Computer
           Products Corporation and Aegean Sea Inc., dated as of March 8, 2000
     --------------------------------------------------------------------------------------
     3.1*  Certificate of Incorporation of Aegean Sea
     --------------------------------------------------------------------------------------
     3.2*  Bylaws of Aegean Sea
     --------------------------------------------------------------------------------------
     4.1*  Specimen Common Stock Certificate
     --------------------------------------------------------------------------------------

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     +    Incorporated by reference to Annex A to the joint proxy
          statement/prospectus which constitutes a part of the Registrant's registration statement on Form S-4 (File No. 333-33768) filed March 31, 2000.

     * Incorporated by reference to the corresponding exhibit to the Registrant's registration statement on Form S-4 (File No. 333-33768) filed March 31, 2000.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    May 9, 2000                       AEGEAN SEA INC.

                                           By: /s/ Barry L. Harmon
                                              -----------------------
                                              Barry L. Harmon
                                              Senior Vice President,
                                              West Coast Operations, and
                                              Director


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                                INDEX TO EXHIBITS

2.1  Agreement and Plan of Reorganization by and among Apex Inc., Cybex Computer  Incorporated
     Products Corporation and Aegean Sea Inc., dated as of March 8, 2000........  by Reference


3.1  Certificate of Incorporation of Aegean Sea.................................  Incorporated
                                                                                  by Reference

3.2  Bylaws of Aegean Sea.......................................................  Incorporated
                                                                                  by Reference

4.1  Specimen Common Stock Certificate..........................................  Incorporated
                                                                                  by Reference